                                                               EXHIBIT 10.60

                                AMENDMENT NO. 1

                       TO MASTER INTERCOMPANY AGREEMENT

      This is Amendment No. 1 to the Master Intercompany  Agreement dated as of
April 26, 1993 by and between Navistar  International  Transportation Corp. and
Navistar Financial Corporation (the "Agreement").

      WHEREAS,  the parties to the  Agreement  desire to amend the Agreement to achieve the following three objectives:

1.    To remove certain archaic language from the Agreement which language had been required to be carried over from preceding agreements under covenants contained in certain NFC indentures relating to publicly issued debt which debt has now been repaid and which indentures are no longer operative;

2.    To amend the definition of Retail Account to clarify that sales to TEM's of NITC New Products are included.

3.    To amend certain definitions to clarify that NFC's retail leasing operations through Harco Leasing have been and shall continue to be subject to the same NITC repurchase and guarantee provisions under the
      Agreement as are provided to NFC with regard to its retail financing business; and

4.    To document  the  procedures  by which Harco  Leasing's  and NFC's retail leasing  operations  have been and shall  continue to have the benefit of
      NITC's residual value guarantees.

      NOW  THEREFORE  for good  and  valuable  consideration  the  receipt  and adequacy of which is hereby  acknowledged  by the parties  hereto,  the parties agree as follows:

A.    In  order  to  remove  references  to  "Trust  Recipient  Interests"  and
           "Harvester"  paragraph  II.A.1.  is  deleted  in  its  entirety  and replaced with the following:

           "A.  Sale and Purchase of Contracts

1.    On each  Business  day NITC agrees to offer to sell to NFC, to endorse or otherwise assign to NFC, without recourse,  and to deliver to  NFC  all  Retail  Contracts  and  Wholesale  Contracts
                     acquired in the  regular  course of NITC's  business,  and existing  on  April  26,  1993 or  coming  into  existence thereafter  all on terms which will (together with charges made to others for financing  services) afford  reasonable compensation  for the financing  services  rendered by NFC to  NITC  and  Dealers  in  respect  of  the  sale  of New
                     International  Products,  New Goods or Used Goods.  NFC in
                     turn  agrees,  to the  extent  that it is able to  finance such  purchases,  to purchase  such Retail  Contracts  and
                     Wholesale  Contracts except those, if any, as to which the risk of loss is unacceptable to NFC."

           B.   The words "and Trust Receipt Interests" are deleted from
                Paragraph II.A.2.

           C.   Page 14 of the Agreement is replaced by Exhibit "A", attached hereto and made a part hereof.

           D.   The definition of Retail Account is amended by adding the
                words "and to TEM's" after the word "customers" in line 4.

E.    The definition of Dealer Repossession Loss is amended to add the words:
                "or unrecovered Equipment costs (Harco Leasing)" after Retail
                Contracts in the fourth line.

F.    The definition of NITC Repossession Loss is amended to add the words:
                "or unrecovered Equipment cost (Harco Leasing)" after Retail
                Contracts in the third line.

G.    Article V is deleted in its entirety.

           H.   A new section is added at the end of the Agreement as follows:

                "XI. Residual Guarantee

                     Whenever NITC shall offer a residual guarantee to a Harco
                     Leasing customer in order to fix the value of Equipment
                     at the end of a Harco Leasing lease term (a "NITC
                     Residual Guarantee") NFC shall document such Residual
                     Guarantee in writing to NITC and NITC shall pay such
                     Residual Guarantee to NFC or Harco Leasing at the end of
                     the Harco Leasing lease term on the next Business Day
                     following the delivery of the related Equipment (with
                     properly assigned title)  to NITC."

           This Amendment No. 1 is effective as of September 30, 1996.

                               NAVISTAR INTERNATIONAL
                               TRANSPORTATION CORP.

                               _____________________________
                               By:

                               Title:

                               NAVISTAR FINANCIAL CORPORATION

                               ________________________________________
                               By:

                               Title: